MANAGED ACCOUNT SERIES
U.S. Mortgage Portfolio
High Income Portfolio
Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio

Supplement Dated December 14, 2007
to the Prospectus dated August 27, 2007

The following changes are made to the Prospectus of Managed Account Series.

Effective December 3, 2007, the information about the Funds Transfer Agent contained on the inside back cover of the Prospectus is changed by deleting the reference to Financial Data Services, Inc. and replacing it with:

PFPC Inc.
P.O. Box 9819
Providence, RI 02940-8019

The section entitled “FEES AND EXPENSES” on page 12 of the prospectus is amended by replacing footnote (a) to the Shareholder Fees table with the following:

(a) PFPC, Inc., an affiliate of the Manager, provides transfer agent services to each Portfolio.

The section entitled “FOR MORE INFORMATION, STATEMENT OF ADDITIONAL INFORMATION” on the back cover of the prospectus is amended by replacing the last sentence with the following:

You may obtain a free copy at www.blackrock.com or by writing to the Fund at PFPC, Inc. P.O. Box 9819, Providence, RI 02940-8019, or by calling 1-800-441-7762.

Code # MAS-PRO-SUP-1207